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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 6, 2002


                              SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)


          Maryland                      000-21193                95-4582157
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events and Regulation FD Disclosure.

     See press release dated June 13, 2002 entitled "Sunterra Corporation Obtains Court Approval for New Financing with Merrill Lynch" attached hereto as
Exhibit 99.1. See also the Third Amendment to Financing Agreement discussed in the press release and attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.    Description

            99.1 Press Release dated June 13, 2002 entitled "Sunterra Corporation Obtains Court Approval for New Financing with Merrill Lynch"

            99.2 Third Amendment, dated as of June 6, 2002, to Financing Agreement, dated as of April 20, 2001, as previously amended, by and among Sunterra Corporation, certain subsidiaries of Sunterra Corporation, the financial institutions from time to time party thereto and Greenwich Capital Markets, Inc., as agent.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUNTERRA CORPORATION
                                          (Registrant)


Date: June 13, 2002                       By: /s/ Lawrence E. Young
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                                              Lawrence E. Young
                                              Chief Financial Officer
                                              and Vice President

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                                  EXHIBIT INDEX

  Exhibit No.     Description

      99.1 Press Release dated June 13, 2002 entitled "Sunterra Corporation Obtains Court Approval for New Financing with Merrill Lynch"

      99.2 Third Amendment, dated as of June 6, 2002, to Financing Agreement, dated as of April 20, 2001, as previously amended, by and among Sunterra Corporation, certain subsidiaries of Sunterra Corporation, the financial institutions from time to time party thereto and Greenwich Capital Markets, Inc., as agent.

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